Exhibit 12.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Mercurity Fintech Holding Inc. (the “Company”) on Form 20-F for the year ended December 31, 2021 as filed with the Securities and Exchange Commission (the “Report”), I, Cheng Hock Phuah, Chief and Principal Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 15, 2022	By:	/s/ Cheng Hock Phuah
Cheng Hock Phuah
Chief and Principal Financial Officer